UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 29, 2006


                             ADSOUTH PARTNERS, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)


           Nevada                      0-33135                68-0448219
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(State or other jurisdiction   (Commission File Number)    (I.R.S. Employer
     of incorporation)                                    Identification No.)

     1141 South Rogers Circle, Suite 11, Boca Raton, FL            33487
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          (Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code:     (561) 750-0410


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers.

On September 29, 2006 Harlan Press, resigned from his position as chief operating officer of the registrant. Mr. Press will remain on the Registrant's board of directors as its chairman of the board. On September 29, 2006, the Registrant received written confirmation that Dale Branham had resigned his position as president of Genco Power Solutions, Inc., a subsidiary of the Registrant, and that Keith Straub had resigned his position as chief operating officer of Genco Power Solutions, Inc. John P. Acunto, Jr., an individual who beneficially owns greater than 10% of the Registrant's outstanding shares of common stock, was appointed to the position of chief executive officer of Genco Power Solutions, Inc., pursuant to which he is compensated in accordance with his existing consulting agreement entered into in May 2006 as previously disclosed.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ADSOUTH PARTNERS, INC.
                                        (Registrant)


October 4, 2006                        By: /S/ Anton Lee Wingeier
                                           ----------------------
                                           Anton Lee Wingeier, CEO


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